UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) May 1, 2019

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	1-35747	ENTERGY NEW ORLEANS, LLC (a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 82-2212934

1-10764	ENTERGY ARKANSAS, LLC (a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 83-1918668	1-34360	ENTERGY TEXAS, INC. (a Texas corporation) 10055 Grogans Mill Road The Woodlands, Texas 77380 Telephone (409) 981-2000 61-1435798

1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 47-4469646	1-09067	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000 72-0752777

1-31508	ENTERGY MISSISSIPPI, LLC (a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 83-1950019

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Class	Name of Each Exchange on Which Registered

Entergy Corporation	ETR	Common Stock, $0.01 Par Value	New York Stock Exchange LLC NYSE Chicago, Inc.
Entergy Arkansas, LLC	EAB	Mortgage Bonds, 4.90% Series due December 2052	New York Stock Exchange LLC
	EAE	Mortgage Bonds, 4.75% Series due June 2063	New York Stock Exchange LLC
	EAI	Mortgage Bonds, 4.875% Series due September 2066	New York Stock Exchange LLC

Entergy Louisiana, LLC	ELJ	Mortgage Bonds, 5.25% Series due July 2052	New York Stock Exchange LLC
	ELU	Mortgage Bonds, 4.70% Series due June 2063	New York Stock Exchange LLC
	ELC	Mortgage Bonds, 4.875% Series due September 2066	New York Stock Exchange LLC

Entergy Mississippi, LLC	EMP	Mortgage Bonds, 4.90% Series due October 2066	New York Stock Exchange LLC

Entergy New Orleans, LLC	ENJ	Mortgage Bonds, 5.0% Series due December 2052	New York Stock Exchange LLC
	ENO	Mortgage Bonds, 5.50% Series due April 2066	New York Stock Exchange LLC

Entergy Texas, Inc.	EZT	Mortgage Bonds, 5.625% Series due June 2064	New York Stock Exchange LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 1, 2019, Entergy Corporation (the “Company”) issued a press release, which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing its results of operations and financial condition for the first quarter 2019 (the “Earnings Release”). The information in Exhibit 99.1 is being furnished, not filed, pursuant to this Item 2.02.

Item 7.01. Regulation FD Disclosure

On May 1, 2019, the Company issued the Earnings Release, which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing its results of operations and financial condition for the first quarter 2019. The information in Exhibit 99.1 is being furnished, not filed, pursuant to this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated May 1, 2019, issued by Entergy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, LLC
Entergy Louisiana, LLC
Entergy Mississippi, LLC
Entergy New Orleans, LLC
Entergy Texas, Inc.
System Energy Resources, Inc.

By: /s/ Alyson M. Mount
Alyson M. Mount
Senior Vice President and
Chief Accounting Officer

Dated: May 1, 2019